EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Omnicom Group Inc................................        New York                            --                               --
Omnicom International Inc........................        Delaware                        Registrant                          100%
Omnicom Management Inc...........................        Delaware                        Registrant                          100%
Omnicom Finance Inc..............................        Delaware                    BBDO Worldwide Inc.                      33%
                                                                                  DDB Needham Worldwide Inc.                  33%
                                                                                   Omnicom Management Inc.                    34%
Altschiller & Company Inc........................        New York                        Registrant                          100%
Goodby, Silverstein & Partners Holdings Inc......       California                       Registrant                          100%
Goodby, Silverstein & Partners Inc...............       California       Goodby, Silverstein & Partners Holdings Inc.        100%
Aegis Group plc..................................     United Kingdom                     Registrant                            9%
BBDO Worldwide Inc...............................        New York                        Registrant                          100%
BBDO Atlanta, Inc................................        Georgia                     BBDO Worldwide Inc.                     100%
BBDO Chicago, Inc................................        Delaware                    BBDO Worldwide Inc.                     100%
BBDO Detroit, Inc................................        Delaware                    BBDO Worldwide Inc.                     100%
BBDO International Inc...........................        Delaware                 Omnicom International Inc.                 100%
Baker Lovick, L.L.C..............................        Delaware                      BBDO Canada Inc.                       99%
                                                                                   Omnicom Finance Limited                     1%
RATTO/BBDO S.A...................................        Argentina                   BBDO Worldwide Inc.                      20%
Clemenger BBDO Ltd...............................        Australia                   BBDO Worldwide Inc.                      47%
Clemenger Perth Pty. Ltd.........................        Australia                   Clemenger BBDO Ltd.                      47%
Clemenger Pty. Ltd...............................        Australia                   Clemenger BBDO Ltd.                      47%
Diversified Marketing Services Pty. Ltd..........        Australia                   Clemenger BBDO Ltd.                      47%
Holt Group Pty. Ltd. (Melbourne).................        Australia          Diversified Marketing Services Pty. Ltd.          47%
Clemenger Adelaide Pty. Ltd......................        Australia                   Clemenger BBDO Ltd.                      47%
Holt Group Pty. Ltd. (Sydney)....................        Australia          Diversified Marketing Services Pty. Ltd.          47%
Clemenger Direct Pty. Ltd. (Melbourne)...........        Australia          Diversified Marketing Services Pty. Ltd.          47%
Clemenger Sydney Pty. Ltd........................        Australia                  Clemenger BBDO Ltd.                       47%
Port Productions Pty. Ltd. (Melbourne)...........        Australia          Diversified Marketing Services Pty. Ltd.          35%
Clemenger Brisbane Pty. Ltd......................        Australia                  Clemenger BBDO Ltd.                       47%
Clemenger Direct Pty. Ltd. (Sydney)..............        Australia          Diversified Marketing Services Pty. Ltd.          47%
Clemenger Tasmania Pty. Ltd......................        Australia                  Clemenger BBDO Ltd.                       47%
Clemenger Melbourne Pty. Ltd.....................        Australia                  Clemenger BBDO Ltd.                       47%
Clemnet Pty. Ltd. (Australia)....................        Australia          Diversified Marketing Services Pty. Ltd.          47%
TEAM/BBDO Werbeagentur Ges. m.b.H................         Austria                   BBDO Worldwide Inc.                      100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......         Austria               TEAM/BBDO Werbeagentur Ges.m.b.H              87%
Sponsoring & Event Marketing S.A.................         Belgium                    BBDO Belgium S.A.                        65%
Omnimedia S.A....................................         Belgium                    BBDO Belgium S.A.                        44%
BBDO/Business Communications S.A.................         Belgium                    BBDO Belgium S.A.                        70%
Morael & Partners S.A............................         Belgium                    BBDO Belgium S.A.                        61%
VVL/BBDO S.A.....................................         Belgium                    BBDO Belgium S.A.                        70%
Moors Bloomsbury.................................         Belgium                    BBDO Belgium S.A.                        61%
BBDO Belgium S.A.................................         Belgium                   BBDO Worldwide Inc.                       88%
N'Lil S.A........................................         Belgium                    BBDO Belgium S.A.                        45%
Optimum Media Team S.A...........................         Belgium                    BBDO Belgium S.A.                        44%
                                                                                DDB Needham Worldwide S.A.                    46%
The Media Partnership............................         Belgium                    BBDO Belgium S.A.                        22%
Topolino S.A.....................................         Belgium                    BBDO Belgium S.A.                        45%
RPV Comunicacoes Ltda............................         Brazil               ALMAP/BBDO Comunicacoes Ltda.                  60%
ALMAP/BBDO Comunicacoes Ltda.....................         Brazil                  BBDO Publicidade, Ltda.                     60%
BBDO Publicidade, Ltda...........................         Brazil                    BBDO Worldwide Inc.                      100%
McKim Communications Limited.....................         Canada                     BBDO Canada Inc.                        100%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
The Gaylord Group Ltd............................         Canada                     BBDO Canada Inc.                        70%
PNMD, Inc........................................         Canada                     BBDO Canada Inc.                        49%
BBDO Canada Inc..................................         Canada                    BBDO Worldwide Inc.                     100%
BBDO Chile, S.A..................................         Chile                     BBDO Worldwide Inc.                      45%
BBDO/CNUAC Advertising Co. Ltd...................         China                    BBDO Asia Pacific Ltd.                    51%
Alberto H. Garnier, S.A..........................       Costa Rica                   BBDO Worldwide Inc.                     20%
BBDO D.O.O Zagreb................................        Croatia                     BBDO Worldwide Inc.                     60%
Impact/BBDO International Ltd....................        Cyprus                      BBDO Worldwide Inc.                     44%
Mark/BBDO, joint stock company...................    Czech Republic                  BBDO Worldwide Inc.                     36%
Media Direction..................................    Czech Republic                  BBDO Worldwide Inc.                     20%
BBDO Denmark A/S.................................         Denmark                     BBDO Holding A/S                       71%
BBDO Business Communications A/S.................         Denmark                     BBDO Holding A/S                       32%
J & J Business Communications A/S................         Denmark              BBDO Business Communications A/S              32%
BBDO Holding A/S.................................         Denmark                    BBDO Worldwide Inc.                     81%
The Media Partnership A/S........................         Denmark                     BBDO Denmark A/S                       16%
Impact/BBDO......................................          Egypt                Impact/BBDO International Ltd.               40%
Apex/BBDO........................................       El Salvador                     Garnier/BBDO                         10%
Bookkeeper Investment OY.........................         Finland                 BBDO Worldwide Germany GmbH               100%
Avant/BBDO OY....................................         Finland                  Bookkeeper Investment OY                  90%
AKT/BBDO OY......................................         Finland                  Bookkeeper Investment OY                  91%
Bookkeeper Financing OY..........................         Finland                  Bookkeeper Investment OY                 100%
La Compagnie S.A.................................         France                          BBDO GmbH                         100%
Nomad S.A........................................         France                      La Compagnie S.A.                      60%
The Media Partnership ...........................         France                      La Compagnie S.A.                      17%
Proximite S.A....................................         France                      La Compagnie S.A.                      64%
Directment S.A...................................         France                      La Compagnie S.A.                      45%
West End S.A.....................................         France                      La Compagnie S.A.                     100%
Realisation S.A..................................         France                      La Compagnie S.A.                      50%
Optimum Media S.A................................         France                      La Compagnie S.A.                      50%
                                                                         DDB Needham Worldwide Communications S.A.           50%
Deslegan S.A.....................................         France                      La Compagnie S.A.                      40%
Reflexions S.A...................................         France                      La Compagnie S.A.                      55%
CLM/BBDO S.A.....................................         France                      La Compagnie S.A.                     100%
Agence Parisienne................................         France                      La Compagnie S.A.                     100%
BBDO GmbH & Partner Kg...........................        Germany                          BBDO GmbH                          81%
HM1 Heuser, Mayer, Partner GmbH..................        Germany             HM1 Gesellschaft fur Direktmarketing -          32%
                                                                                      Werbeagenter GmbH
Hildmann  & Schneider GmbH.......................        Germany                    BBDO GmbH & Partner Kg                   77%
Stein Holding GmbH...............................        Germany                    BBDO GmbH & Partner Kg                   81%
M.I.D GmbH.......................................        Germany                    BBDO GmbH & Partner Kg                   40%
Boebel, Adam/GmbH................................        Germany                    BBDO GmbH & Partner Kg                   36%
SELL BY TEL Telefon und Direktmarketing GmbH.....        Germany                    BBDO GmbH & Partner Kg                   28%
Sponsor Partners GmbH............................        Germany                    BBDO GmbH & Partner Kg                   40%
Kohtes & Klewes GmbH.............................        Germany                    BBDO GmbH & Partner Kg                   35%
Claus Koch Corp. Communications GmbH.............        Germany                    BBDO GmbH & Partner Kg                   30%
Hiel/BBDO GmbH...................................        Germany                    BBDO GmbH & Partner Kg                   32%
BBDO Hamburg GmbH................................        Germany                    BBDO GmbH & Partner Kg                   81%
The Media Partnership GmbH.......................        Germany                    BBDO GmbH & Partner Kg                   20%
TEAM DIRECT Ges fur Direct Marketing GmbH........        Germany                    BBDO GmbH & Partner Kg                   60%
Art & Production Advertising Services GmbH.......        Germany                    BBDO GmbH & Partner Kg                   26%
BBDO Business Communications GmbH................        Germany                    BBDO GmbH & Partner Kg                   64%
Media Direction GmbH.............................        Germany                    BBDO GmbH & Partner Kg                   35%
BBDO Dusseldorf GmbH.............................        Germany                    BBDO GmbH & Partner Kg                   79%
BBDO Dusseldorf GmbH Werbeagentur................        Germany                    BBDO GmbH & Partner Kg                   81%
BBDO/TELECOM GmbH................................        Germany                    BBDO GmbH & Partner Kg                   64%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Economia Holding GmbH (Hamburg)..................        Germany                    BBDO GmbH & Partner Kg                   40%
BBDO GmbH .......................................        Germany                  BBDO Worldwide Germany GmbH               100%
BBDO Worldwide Germany GmbH......................        Germany                      BBDO Worldwide Inc.                   100%
Brodersen, Stampe, Partner GmbH..................        Germany                Economia Holding GmbH (Hamburg)              40%
Manfred Baumann GmbH.............................        Germany                Economia Holding GmbH (Hamburg)              40%
Fotostudio as der Alster GmbH....................        Germany                Economia Holding GmbH (Hamburg)              32%
Economia KG......................................        Germany                Economia Holding GmbH (Hamburg)              40%
PURE Informations Public Relations GmbH..........        Germany                     Kohtes & Klewes GmbH                    21%
K & K Kohtes, Klewes & Partner
  Umweltkommunikation GmbH.......................        Germany                     Kohtes & Klewes GmbH                    20%
Stein Promotion Management Group GmbH............        Germany                      Stein Holding GmbH                     64%
Promotion Dynamics GmbH..........................        Germany                      Stein Holding GmbH                     81%
Stein Promotions GmbH............................        Germany                      Stein Holding GmbH                     81%
DCS GmbH.........................................        Germany              HM1 Gesellschaft fur Direktmarketing -         32%
                                                                                       Werbeagenter GmbH
HM1 Gesellschaft fur Direktmarketing -
  Werbeagenter GmbH..............................        Germany                     BBDO GmbH & Partner Kg                  32%
BBDO Advertising S.A.............................         Greece                            BBDO GmbH                        80%
Infomercial Direct S.A...........................         Greece                      BBDO Advertising S.A.                  80%
Team/Athens S.A..................................         Greece                      BBDO Advertising S.A.                  30%
Sponsoring Business Ltd..........................         Greece                      BBDO Advertising S.A.                  80%
The Media Corp  S.A..............................         Greece                      BBDO Advertising S.A.                  80%
The Media Partnership S.A. ......................         Greece                      BBDO Advertising S.A.                  20%
Cinemax S.A......................................         Greece                      BBDO Advertising S.A.                  59%
Global S.A.......................................         Greece                      BBDO Advertising S.A.                  80%
Service 800 S.A..................................         Greece                      BBDO Advertising S.A.                  32%
BBDO Business Communications S.A.................         Greece                      BBDO Advertising S.A.                  60%
IKON S.A.........................................         Greece                      BBDO Advertising S.A.                  39%
Point Zero S.A...................................         Greece                      BBDO Advertising S.A.                  25%
B/P/R Ltd........................................         Greece                      BBDO Advertising S.A.                  80%
Grafis S.A.......................................         Greece                      BBDO Advertising S.A.                  50%
Lamda Alpha S.A..................................         Greece                      BBDO Advertising S.A.                  21%
BBDO/Guatemala S.A...............................       Guatemala                         Garnier/BBDO                       30%
Zeus/BBDO........................................        Honduras                         Garnier/BBDO                       10%
BBDO Hong Kong Ltd...............................       Hong Kong                     BBDO Asia Pacific Ltd.                100%
BBDO Asia Pacific Ltd............................       Hong Kong                      BBDO Worldwide Inc.                  100%
ADCOM BBDO Direct Limited........................       Hong Kong                      BBDO Hong Kong Ltd.                  100%
Topreklam/BBDO Int'l Advtg. Agency Ltd...........        Hungary                       BBDO Worldwide Inc.                   35%
RK Swamy/BBDO Advertising Ltd....................         India                       BBDO Asia Pacific Ltd.                 20%
Gitam/BBDO.......................................         Israel                       BBDO Worldwide Inc.                   20%
BBDO Italy SpA...................................         Italy                        BBDO Worldwide Inc.                  100%
The Media Partnership SpA........................         Italy                          BBDO Italy SpA                      25%
Impact/BBDO......................................        Lebanon                 Impact/BBDO International Ltd.              44%
BBDO (Malaysia) Sdn Bhd..........................        Malaysia                    BBDO Asia Pacific Ltd.                  70%
BBDO Mexico, S.A. de C.V.........................         Mexico                      BBDO Worldwide Inc.                    95%
Perik Landewe & Partners B.V.....................      Netherlands                        BBDO BC B.V.                       26%
Keja/Donia B.V...................................      Netherlands                    BBDO Nederlands B.V.                   50%
FHV/BBDO B.V.....................................      Netherlands                    BBDO Nederlands B.V.                   50%
Adviesburau Bennis B.V...........................      Netherlands                    BBDO Nederlands B.V.                   25%
BBK B.V..........................................      Netherlands                    BBDO Nederlands B.V.                   24%
Signum B.V.......................................      Netherlands                    BBDO Nederlands B.V.                   50%
Bartels/Verdonk Impuls B.V.......................      Netherlands                    BBDO Nederlands B.V.                   50%
BBDO BC B.V......................................      Netherlands                    BBDO Nederlands B.V.                   50%
Heliberg Beheer B.V..............................      Netherlands                    BBDO Nederlands B.V.                   30%
BBDO Nederlands B.V..............................      Netherlands                     BBDO Worldwide Inc.                   50%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Liberty Films B.V................................      Netherlands                        FHV/BBDO B.V.                      50%
Media Direction Netherlands B.V..................      Netherlands                        FHV/BBDO B.V.                      31%
The Media Partnership B.V........................      Netherlands                        FHV/BBDO B.V.                      10%
Business PR B.V..................................      Netherlands                    BBDO Nederlands B.V.                   50%
IPW De Personeelsstrategen B.V...................      Netherlands                    Heliberg Beheer B.V.                   30%
Adviesbureau Bennis Pauw en Partners BVBA........      Netherlands                   Adviesburau Bennis B.V.                 25%
Grant Tandy B.V..................................      Netherlands                       BBDO Canada Inc.                   100%
OFI Finance B.V..................................      Netherlands                         Registrant                        66%
                                                                                         BBDO Canada Inc.                    34%
Clemenger/BBDO Ltd. (N.Z.).......................      New Zealand                      Clemenger BBDO Ltd.                  47%
Colenso Communications Ltd. (Auckland)...........      New Zealand                   Clemenger/BBDO Ltd. (N.Z.)              47%
Colenso Communications Ltd. (Wellington).........      New Zealand                   Clemenger/BBDO Ltd. (N.Z.)              47%
HKM Advertising Ltd. (Auckland)..................      New Zealand                   Clemenger/BBDO Ltd. (N.Z.)              47%
HKM Advertising Ltd. (Wellington)................      New Zealand                   Clemenger/BBDO Ltd. (N.Z.)              47%
BBDO/Nicaragua S.A...............................       Nicaragua                         Garnier/BBDO                       25%
Jenssen & Borkenhagen A/S........................         Norway                           BBDO GmbH                         42%
Schroder Production A/S..........................         Norway                     Jenssen & Borkenhagen A/S               42%
Garnier/BBDO ....................................         Panama                        BBDO Worldwide Inc.                  50%
Campagnani/BBDO S.A..............................         Panama                           Garnier/BBDO                      10%
BBDO Peru S.A....................................          Peru                         BBDO Worldwide Inc.                  51%
PAC/BBDO Worldwide Inc...........................       Philippines                   BBDO Asia Pacific Ltd.                 30%
BBDO Warsaw......................................         Poland                        BBDO Worldwide Inc.                 100%
The Media Partnership Lda........................        Portugal            BBDO Portugal Agencia de Publicidade, Lda.      21%
Media Direction..................................        Portugal            BBDO Portugal Agencia de Publicidade, Lda.      84%
BBDO Portugal Agencia de Publicidade, Lda........        Portugal                       BBDO Worldwide Inc.                  84%
Consultores de Relaciones Corporativas, Inc......       Puerto Rico                    BBDO Puerto Rico Inc.                 85%
Headline Public Relations & Promotions, Inc......       Puerto Rico                    BBDO Puerto Rico Inc.                 85%
BBDO Puerto Rico Inc.............................       Puerto Rico                     BBDO Worldwide Inc.                  85%
Graffiti/BBDO....................................         Romania                       BBDO Worldwide Inc.                  20%
BBDO Marketing...................................         Russia                        BBDO Worldwide Inc.                 100%
Impact/BBDO......................................      Saudi Arabia                Impact/BBDO International Ltd.            44%
BBDO Singapore Pte Ltd...........................        Singapore                     BBDO Asia Pacific Ltd.               100%
Mark/BBDO Ltd....................................     Slovak Republic              Mark/BBDO, joint stock company            17%
The Media Partnership S.A........................         Spain                           BBDO Espana S.A.                   23%
Tiempo/BBDO S.A..................................         Spain                           BBDO Espana S.A.                   72%
Contrapunto S.A..................................         Spain                           BBDO Espana S.A.                   67%
Tiempo/BBDO Madrid S.A...........................         Spain                           BBDO Espana S.A.                   70%
BBDO Espana S.A..................................         Spain                         BBDO Worldwide Inc.                  90%
Media Direction Madrid, S.A......................         Spain                       Tiempo/BBDO Madrid S.A.                70%
Extension S.A.  .................................         Spain                          Tiempo/BBDO S.A.                    72%
DEC S.A.       ..................................         Spain                          Tiempo/BBDO S.A.                    61%
Media Direction..................................         Spain                          Tiempo/BBDO S.A.                    72%
Ehrenstrahle International A.B...................         Sweden                   BBDO Worldwide Germany GmbH               84%
HLR/BBDO Reklambyra A.B..........................         Sweden                   BBDO Worldwide Germany GmbH               81%
Ehrenstrahle & Co. i Stockholm A.B...............         Sweden                 Ehrenstrahle International A.B.             84%
Turnpik Filmproduction A.B.......................         Sweden                     HLR/BBDO Reklambyra A.B.                81%
HLR/Broadcast Filmproduction A.B.................         Sweden                     HLR/BBDO Reklambyra A.B.                81%
Box Direct Marketing A.B.........................         Sweden                     HLR/BBDO Reklambyra A.B.                27%
Gester & Co. A.B.................................         Sweden                     HLR/BBDO Reklambyra A.B.                23%
BBDO Taiwan Advertising Company Ltd..............         Taiwan                      BBDO Asia Pacific Ltd.                 55%
Damask/BBDO Limited..............................        Thailand                     BBDO Asia Pacific Ltd.                 50%
MEDIA +..........................................         Turkey             Alice Marketing Communication Services          27%
FOCUS 4..........................................         Turkey             Alice Marketing Communication Services          27%
Alice Marketing Communication Services...........         Turkey                       BBDO Worldwide Inc.                   30%
Impact/BBDO......................................   United Arab Emirates          Impact/BBDO International Ltd.             44%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Abbott Mead Vickers.BBDO Ltd.....................     United Kingdom                    BBDO Worldwide Inc.                  25%
Ratto/BBDO Y Asociados...........................        Uruguay                        David Ratto/BBDO S.A.                20%
BBDO/Venezuela...................................       Venezuela                        BBDO Worldwide Inc.                 50%
DDB Needham Worldwide Inc........................        New York                           Registrant                      100%
Tracy-Locke Inc..................................         Texas                             Registrant                      100%
DDB Needham Chicago, Inc.........................        Delaware                    DDB Needham Worldwide Inc.             100%
DDB Needham Worldwide Partners, Inc..............        New York                    DDB Needham Worldwide Inc.             100%
Elgin Syferd/DDB Needham Inc.....................       Washington                   DDB Needham Worldwide Inc.             100%
DDB Needham International Inc....................        Delaware                    Omnicom International Inc.             100%
Tracy-Locke Public Relations, Inc................         Texas                            Tracy-Locke Inc.                 100%
The Focus Agency Inc.............................        Delaware                      DDB Needham Chicago Inc.             100%
Puskar Gibbon Chapin Inc.........................         Texas                            Tracy-Locke Inc.                 100%
Griffin Bacal Inc................................        New York                    DDB Needham Worldwide Inc.             100%
Griffin Bacal International Inc..................        New York                        Griffin Bacal Inc.                 100%
DDB Needham Worldwide Pty. Ltd. (Australia) .....       Australia                DDB Needham Worldwide Partners, Inc.       100%
DDB Needham Brisbane Pty. Ltd....................       Australia           DDB Needham Worldwide Pty. Ltd. (Australia)     100%
Rapp & Collins Sydney Pty Ltd....................       Australia           DDB Needham Worldwide Pty. Ltd. (Australia)     100%
K & Z Marketing Group Pty Limited................       Australia           DDB Needham Worldwide Pty. Ltd. (Australia)     100%
DDB Needham Adelaide Pty. Ltd....................       Australia           DDB Needham Worldwide Pty. Ltd. (Australia)     100%
DDB Needham Sydney Pty. Ltd......................       Australia           DDB Needham Worldwide Pty. Ltd. (Australia)     100%
DDB Needham Melbourne Pty. Ltd...................       Australia           DDB Needham Worldwide Pty. Ltd. (Australia)     100%
Salesforce Victoria Pty Ltd......................       Australia                  K & Z Marketing Group Pty Ltd.           100%
DDB Needham Heye & Partner Werbeagentur GmbH.....        Austria                  DDB Needham Heye & Partner GmbH            53%
DDB Needham Heye & Partner GmbH..................        Austria                DDB Needham Worldwide Partners, Inc.         55%
                                                                                       Heye & Partner GmbH                   34%
The Media Partnership............................        Austria           DDB Needham Heye & Partner Werbeagentur GmbH      13%
Heye & Partner Werbeagentur......................        Austria                       Heye & Partner GmbH                   45%
DDB Needham Worldwide S.A. ......................        Belgium                  DDB Needham International Inc.             20%
                                                                                    DDB Needham Worldwide Inc.               26%
                                                                                DDB Needham Worldwide Partners, Inc.         20%
                                                                                            Registrant                       26%
DDB Needham Holding S.A..........................        Belgium                     DDB Needham Worldwide Inc.               1%
                                                                                DDB Needham Worldwide Partners, Inc.         99%
T.M.P. S.A.......................................        Belgium                     DDB Needham Worldwide S.A.              23%
Marketing Power Rapp & Collins S.A...............        Belgium                     DDB Needham Worldwide S.A.              60%
Production 32 S.A................................        Belgium                     DDB Needham Worldwide S.A.              92%
Product Creation S.A.............................        Belgium                     DDB Needham Worldwide S.A.              55%
DDB Needham Worldwide Brazil Ltda................         Brazil                     DDB Needham Worldwide Inc.              50%
Olympic DDB Needham Bulgaria.....................        Bulgaria                     Olympic DDB Needham S.A.               51%
Omnicom Canada Inc...............................         Canada                             Registrant                     100%
Griffin Bacal Volny..............................         Canada                          Griffin Bacal Inc.                 60%
Beijing DDB Needham Advertising Co. Ltd..........         China                      DDB Needham Worldwide Ltd.              51%
DDB Needham WW Prague............................     Czech Republic            DDB Needham Worldwide Partners, Inc.         64%
The Media Partnership A/S........................        Denmark                      DDB Needham Denmark A/S                 4%
Rapp & Collins DDBN A/S..........................        Denmark                      DDB Needham Denmark A/S                36%
DDB Needham Denmark A/S..........................        Denmark                  DDB Needham Scandinavia A/S                70%
DDB Needham Scandinavia A/S......................        Denmark              DDB Needham Worldwide Partners, Inc.          100%
Brand Sellers DDB Needham OY.....................        Finland                   DDB Needham Scandinavia A/S               30%
DDB Lille S.A....................................         France                      DDB Needham Trade S.A.                 51%
DDB The Way S.A..................................         France                      DDB Needham Trade S.A.                 80%
JCR S.A..........................................         France                      DDB Needham Trade S.A.                 51%
Intertitres  S.A.................................         France            DDB Needham Worldwide Communication S.A.         50%
                                                                                            SDMP S.A.                        14%
Nacre S.A........................................         France            DDB Needham Worldwide Communication S.A.         51%
DDB En Reseau S.A................................         France            DDB Needham Worldwide Communication S.A.         51%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Optimum DDB......................................         France            DDB Needham Worldwide Communication S.A.        100%
Productions 32 S.N.C.............................         France            DDB Needham Worldwide Communication S.A.         66%
                                                                                            SDMP S.A.                        20%
Orchestra S.A....................................         France            DDB Needham Worldwide Communication S.A.         60%
DDB Needham Worldwide Europe S.A.  ..............         France            DDB Needham Worldwide Communication S.A.        100%
MODA S.A.........................................         France            DDB Needham Worldwide Communication S.A.        100%
SDMP S.A.........................................         France            DDB Needham Worldwide Communication S.A.         57%
Directing/Rapp & Collins.........................         France            DDB Needham Worldwide Communication S.A.         60%
DDB Needham Trade S.A............................         France            DDB Needham Worldwide Communication S.A.        100%
Marketic Conseil S.A.............................         France            DDB Needham Worldwide Communication S.A.         51%
Pigment S.A......................................         France            DDB Needham Worldwide Communication S.A.         88%
Providence S.A...................................         France                            MODA S.A.                       100%
SFV S.A..........................................         France                        Productions 32 S.A.                  86%
DDB Needham Worldwide Communication S.A..........         France                           Registrant                       100%
DDB Needham Worldwide S.A. ......................         France                           Registrant                        45%
                                                                            DDB Needham Worldwide Communication S.A.         55%
AZ Editions S.A..................................         France                            SDMP S.A.                        38%
Louis XIV........................................         France             DDB Needham Worldwide Communication S.A.        51%
SDMS.............................................         France             DDB Needham Worldwide Communication S.A.        11%
                                                                                            SDMP S.A.                        19%
S'Printer........................................         France            DDB Needham Worldwide Communication S.A.         12%
                                                                                              SDMS                            4%
                                                                                              SCPEH                          50%
SCPEH............................................         France            DDB Needham Worldwide Communication S.A.         51%
                                                                                              SDMS                           15%
Boxa Nova........................................         France                           S'Printer                         66%
DDB CIE..........................................         France            DDB Needham Worldwide Communication S.A.         99%
Jaschke Optimum Media Dusseldorf.................        Germany            Communication Management GmbH Dusseldorf         50%
Production 32 Dusseldorf.........................        Germany            Communication Management GmbH Dusseldorf         89%
Jahns, Rapp & Collins Dusseldorf.................        Germany            Communication Management GmbH Dusseldorf         49%
                                                                                       Heye & Partner GmbH                   30%
Screen GmbH......................................        Germany            Communication Management GmbH Dusseldorf         99%
The Media Partnership GmbH.......................        Germany            Communication Management GmbH Dusseldorf         25%
Wensauer DDB Needham Beteiligungsgesellschaft GmbH       Germany            Communication Management GmbH Dusseldorf         82%
Wensauer DDB Needham GmbH Dusseldorf.............        Germany            Communication Management GmbH Dusseldorf         99%
Fritsch Heine Rapp & Collins GmbH................        Germany            Communication Management GmbH Dusseldorf         85%
Heye & Partner GmbH..............................        Germany               DDB Needham Worldwide Partners, Inc.          45%
Data Direct Rapp & Collins GmbH..................        Germany                Fritsch Heine Rapp & Collins GmbH            85%
Print, Munchen GmbH..............................        Germany                       Heye & Partner GmbH                   45%
Communication Management GmbH Dusseldorf.........        Germany                           Registrant                        99%
Camera Uno GmbH (Ludwigsburg)....................        Germany                Service Company GmbH (Ludwigsburg)           89%
Wensauer DDBN Werbeagentur GmbH (Frankfurt)......        Germany       Wensauer DDB Needham Beteiligungsgesellschaft GmbH    82%
SV Studio Lichts ATZ GmbH........................        Germany              Wensauer DDB Needham GmbH Dusseldorf           99%
Service Company GmbH (Ludwigsburg)...............        Germany              Wensauer DDB Needham GmbH Dusseldorf           99%
Griffin Bacal GmbH...............................        Germany                         Griffin Bacal BV                   100%
Olympic DDB Needham S.A..........................         Greece                     DDB Needham Holding S.A.                51%
Tempo Hellas S.A.................................         Greece                     Olympic DDB Needham S.A.                51%
Inno Rapp & Collins S.A..........................         Greece                     Olympic DDB Needham S.A.                26%
The Media Partnership S.A........................         Greece                     Olympic DDB Needham S.A.                13%
Integreat S.A....................................         Greece                     Olympic DDB Needham S.A.                46%
Brilliant Shine Development Ltd..................        Hong Kong         Bentley DDB Needham Public Relations, Ltd.        70%
Bentley DDB Needham Public Relations, Ltd........        Hong Kong                DDB Needham Asia Pacific Ltd.              70%
Delta Group Ltd..................................        Hong Kong                DDB Needham Asia Pacific Ltd.             100%
Doyle Dane Bernbach Hong Kong Ltd................        Hong Kong                DDB Needham Asia Pacific Ltd.             100%
Window Creative Ltd..............................        Hong Kong                DDB Needham Asia Pacific Ltd.              85%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
DDB Needham Worldwide Ltd........................        Hong Kong                DDB Needham Asia Pacific Ltd.             100%
DDB Needham Asia Pacific Ltd.....................        Hong Kong            DDB Needham Worldwide Partners, Inc.          100%
DDB Needham (China) Investment Ltd...............        Hong Kong                DDB Needham Asia Pacific Ltd.             100%
DDB Needham (China) Holding Ltd..................        Hong Kong                DDB Needham Asia Pacific Ltd.             100%
DDB Needham Advertising Co. (Budapest)...........         Hungary         DDB Needham Heye & Partner Werbeagentur GmbH       21%
                                                                              DDB Needham Worldwide Partners, Inc.           40%
Verba DDB Needham S.R.L..........................          Italy                            Registrant                       85%
Auge S.R.L.......................................          Italy                     Verba DDB Needham S.R.L.                43%
                                                                                          BBDO Italy SrL                     50%
Verba PSA S.R.L..................................          Italy                     Verba DDB Needham S.R.L.                55%
Grafika S.R.L....................................          Italy                     Verba DDB Needham S.R.L.                85%
Nadler S.R.L.....................................          Italy                     Verba DDB Needham S.R.L.                85%
TMP Italy S.R.L..................................          Italy                     Verba DDB Needham S.R.L.                21%
Rapp & Collins S.R.L.............................          Italy                     Verba DDB Needham S.R.L.                68%
DDB Needham Japan Inc............................          Japan                    DDB Needham Worldwide Inc.              100%
DDB Needham DIK Korea............................          Korea               DDB Needham Worldwide Partners, Inc.          25%
Naga DDB Needham Dik SDN BHD.....................         Malaysia                DDB Needham Asia Pacific Ltd.              30%
DDB Needham Worldwide S.A. de C.V................         Mexico                           Registrant                       100%
Capitol Advice B.V...............................       Netherlands                         DDB B.V.                        100%
Rapp and Collins B.V.............................       Netherlands                         DDB B.V.                        100%
Bas van Wijk Project House B.V...................       Netherlands                         DDB B.V.                        100%
DDB Needham Holding B.V..........................       Netherlands            DDB Needham Worldwide Partners, Inc.         100%
DDB B.V..........................................       Netherlands                        Registrant                       100%
Griffin Bacal BV.................................       Netherlands              Griffin Bacal International Inc.           100%
DDB Needham New Zealand Ltd......................       New Zealand                 DDB Needham Worldwide Ltd.               70%
DDB Needham Worldwide Ltd........................       New Zealand        DDB Needham Worldwide Pty. Ltd. (Australia)      100%
DDB Needham Holding Norway A/S...................         Norway                      DDB Needham Holding B.V.                4%
                                                                               DDB Needham Worldwide Partners, Inc.          96%
New Deal DDB Needham A/S.........................         Norway                  DDB Needham Holding Norway A/S             51%
Pro Deal A/S.....................................         Norway                   New Deal DDB Needham A/S                  51%
AMA DDB Needham Worldwide Inc....................       Philippines               DDB Needham Asia Pacific Ltd.              51%
DDB Needham Worldwide Warszawa...................         Poland               DDB Needham Worldwide Partners, Inc.          67%
The Media Partnership............................        Portugal       DB Needham Worldwide & Guerreiro, Publicidade S.A.   17%
DDB Needham Worldwide & Guerreiro, Publicidade S.A.      Portugal                           Registrant                       70%
DDB Needham Worldwide GAF Pte. Ltd...............       Singapore                Doyle Dane Bernbach Hong Kong Ltd.         100%
DDB Needham Worldwide Bratislava.................    Slovak Republic            DDB Needham Worldwide Partners, Inc.        100%
Tandem/DDB Needham Worldwide, S.A................         Spain                     DDB Needham Worldwide Inc.                7%
                                                                                            Registrant                       79%
Tandem/DDB Campmany Guasch, S.A..................         Spain                             Registrant                        2%
                                                                                  Tandem/DDB Needham Worldwide S.A.          84%
Optimum Media S.A................................         Spain                   Tandem/DDB Campmany Guasch, S.A.           86%
Instrumens S.A...................................         Spain                   Tandem/DDB Needham Worldwide S.A.          73%
Rapp & Collins S.A...............................         Spain                   Tandem/DDB Needham Worldwide S.A.          77%
A Toda Copia S.A.................................         Spain                   Tandem/DDB Needham Worldwide S.A.          86%
The Media Partnership S.A........................         Spain                   Tandem/DDB Needham Worldwide S.A.          21%
Paradiset DDB Needham A.B........................         Sweden            Carlsson & Broman DDB Needham Worldwide A.B.     51%
Carlsson & Broman DDB Needham Worldwide A.B......         Sweden                DDB Needham Worldwide Partners, Inc.        100%
DDB Needham Werbeagentur A.G.....................       Switzerland                    DDB Needham Holding A.G.             100%
Seiler Zur DDB Needham A.G.......................       Switzerland                    DDB Needham Holding A.G.              30%
DDB Needham Holding A.G..........................       Switzerland                         Registrant                      100%
DDB Needham Worldwide Taiwan Ltd.................         Taiwan                   DDB Needham Asia Pacific Ltd.             90%
Far East Advertising Co. Ltd.....................        Thailand                  DDB Needham Asia Pacific Ltd.             10%
DDB Needham Worldwide Limited....................        Thailand               DDB Needham Worldwide Partners, Inc.         51%
                                                                                    Far East Advertising Co. Ltd.             4%
Spaulding & Hawi Advertising Company, Ltd........        Thailand                    DDB Needham Worldwide Inc.             100%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Griffin Bacal Ltd................................     United Kingdom                 Griffin Bacal Inc.                     100%
Baxter, Gurian & Mazzei, Inc.....................       California          Health & Medical Communications, Inc.           100%
Rainoldi, Kerzner & Radcliffe, Inc...............       California                Kallir, Philips, Ross Inc.                100%
Alcone Sims O'Brien, Inc.........................       California                       Registrant                         100%
Doremus & Company................................        Delaware                    BBDO Worldwide Inc.                    100%
Doremus Printing Corp............................        Delaware                     Doremus & Company                     100%
Porter Novelli Inc...............................        Delaware                     Doremus & Company                     100%
Lyons/Lavey/Nickel/Swift, Inc....................        Delaware                   Lavey/Wolff/Swift, Inc.                 100%
Rapp Collins Worldwide Inc. (DE).................        Delaware             Rapp Collins Worldwide Inc. (TX)              100%
Rapp Collins Agency Group Inc....................        Delaware                        Registrant                         100%
Optima Direct Inc................................        Delaware                        Registrant                         100%
Merkley Newman Harty, Inc........................        Delaware                        Registrant                         100%
Thomas A. Schutz Co., Inc........................        Delaware                        Registrant                         100%
Gavin Anderson & Company Worldwide Inc...........        Delaware                        Registrant                         100%
Bernard Hodes Advertising Inc....................        Delaware                        Registrant                         100%
Frank J. Corbett, Inc............................        Illinois           Health & Medical Communications, Inc.           100%
Rapp Collins Worldwide Inc. (IL).................        Illinois             Rapp Collins Worldwide Inc. (TX)              100%
Brodeur & Partners Inc...........................     Massachusetts                      Registrant                         100%
RC Communications, Inc...........................        New York                     BBDO Worldwide Inc.                    98%
Health & Medical Communications, Inc.............        New York                     BBDO Worldwide Inc.                   100%
Gavin Anderson & Company Inc.....................        New York         Gavin Anderson & Company Worldwide Inc.           100%
Lavey/Wolff/Swift, Inc...........................        New York           Health & Medical Communications, Inc.           100%
Interbrand Schechter Inc.........................        New York                        Registrant                         100%
Health Science Communications Inc................        New York                        Registrant                         100%
Kallir, Philips, Ross, Inc.......................        New York                        Registrant                         100%
Shain Colavito Penesabene Direct, Inc............        New York                        Registrant                         100%
Harrison & Star, Inc.............................        New York                        Registrant                         100%
Harrison Star Wiener & Beitler Public Relations, Inc     New York                        Registrant                         100%
Rapp Collins Worldwide Inc. (TX).................         Texas                          Registrant                         100%
TP Flower Unit Trust S.A. (Sydney)...............       Australia          Gavin Anderson & Co. (Australia) Ltd.            100%
Communications International Group S.A...........        Belgium            Diversified Agency Services Limited             100%
Market Access Europe S.A.........................        Belgium        European Political Consultancy Group Limited        100%
KPR S.A..........................................        Belgium                  Kallir, Philips, Ross, Inc.               100%
Promotess S.A....................................        Belgium                    Promotess Holdings S.A.                 100%
Promotess Holdings S.A...........................        Belgium                         Registrant                         100%
Gavin Anderson & Co. (Australia) Ltd.............     Cayman Islands      Gavin Anderson & Company Worldwide Inc.           100%
Market Access France S.A.........................         France        European Political Consultancy Group Limited        100%
Gavin Anderson & Company (France) S.A............         France          Gavin Anderson & Company Worldwide Inc.           100%
Product Plus (France) S.A........................         France                 Product Plus (London) Ltd.                  83%
Gavin Anderson & Company Worldwide GmbH..........        Germany                BBDO Worldwide Germany GmbH                 100%
COGNIS Agentur fur Kommunikation GmbH............        Germany            Diversified Agency Services Limited              51%
Gavin Anderson & Company (H.K.) Limited..........       Hong Kong         Gavin Anderson & Company Worldwide Inc.           100%
Product Plus (Far East) Ltd......................       Hong Kong                Product Plus (London) Ltd.                  83%
Counter Products Marketing (Ireland) Ltd.........        Ireland                CPM International Limited                   100%
Doremus & Company S.r.L..........................         Italy                      Doremus & Company                       70%
Kabushiki Kaisha Interbrand Japan................         Japan                    Interbrand Group plc                     100%
Interbrand Korea Inc.............................         Korea                    Interbrand Group plc                     100%
Rapp Collins Marcoa Mexico S.A. de C.V...........         Mexico              Rapp Collins Worldwide Inc. (TX)              100%
Interbrand International Holdings (I.I.H.) BV....      Netherlands                 Interbrand Group plc.                    100%
Product Plus Iberica SA..........................         Spain                  Product Plus (London) Ltd.                  83%
Billco Limited...................................     United Kingdom          BMP DDB Needham Worldwide Limited              97%
Outdoor Connection Limited.......................     United Kingdom          BMP DDB Needham Worldwide Limited              32%
Countrywide Communications North Limited.........     United Kingdom       Countrywide Communications Group Limited          76%
BMP Countrywide Limited..........................     United Kingdom       Countrywide Communications Group Limited          72%
Countrywide Communications (London) Limited......     United Kingdom       Countrywide Communications Group Limited          76%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Countrywide Communications Limited...............     United Kingdom      Countrywide Communications Group Limited           76%
VandenBurg Marketing Limited.....................     United Kingdom      Countrywide Communications Group Limited           76%
Countrywide Communications (Scotland) Limited....     United Kingdom      Countrywide Communications Group Limited           57%
Government Policy Consultants Limited............     United Kingdom      Countrywide Communications Group Limited           43%
Vandisplay Limited...............................     United Kingdom              CPM International Limited                 100%
David Douglass Associates Limited................     United Kingdom              CPM International Limited                 100%
CPM Field Marketing Limited......................     United Kingdom            Davidson Pearce Group Limited               100%
Product Plus (London) Ltd........................     United Kingdom            Davidson Pearce Group Limited                83%
Countrywide Communications Group Limited.........     United Kingdom         Diversified Agency Services Limited             76%
Marketing Data Services Limited..................     United Kingdom         Diversified Agency Services Limited            100%
First City Public Relations Limited..............     United Kingdom         Diversified Agency Services Limited             70%
Omnicom Finance Limited..........................     United Kingdom         Diversified Agency Services Limited            100%
DAS Financial Services Limited...................     United Kingdom         Diversified Agency Services Limited             75%
                                                                                      BBDO Canada Inc.                       25%
Bernard Hodes Advertising Limited................     United Kingdom         Diversified Agency Services Limited             87%
Medi Cine International plc......................     United Kingdom         Diversified Agency Services Limited            100%
WWAV Rapp Collins Group Limited..................     United Kingdom         Diversified Agency Services Limited            100%
Gavin Anderson (UK) Limited......................     United Kingdom         Diversified Agency Services Limited             90%
Vox Prism Cognis Limited.........................     United Kingdom         Diversified Agency Services Limited            100%
European Political Consultancy Group Limited.....     United Kingdom         Diversified Agency Services Limited            100%
Doremus & Company Limited........................     United Kingdom         Diversified Agency Services Limited            100%
First City/BBDO Limited..........................     United Kingdom         Diversified Agency Services Limited             60%
Omnicom UK Limited...............................     United Kingdom         Diversified Agency Services Limited            100%
Connect Public Affairs Limited...................     United Kingdom    European Political Consultancy Group Limited        100%
Market Access International Limited..............     United Kingdom    European Political Consultancy Group Limited        100%
Market Access Limited............................     United Kingdom    European Political Consultancy Group Limited        100%
HHL Contract Publishing Limited..................     United Kingdom     Headway, Home and Law Publishing Group Ltd.        100%
Interbrand Consultants Limited...................     United Kingdom                Interbrand Group plc.                   100%
Markforce Associates Limited.....................     United Kingdom                Interbrand Group plc.                   100%
Access Opinions Limited..........................     United Kingdom                Market Access Limited                   100%
Interbrand Group plc.............................     United Kingdom                 Omnicom UK Limited                     100%
Granby Marketing Services Ltd....................     United Kingdom                 Omnicom UK Limited                     100%
CPM International Limited........................     United Kingdom                 Omnicom UK Limited                     100%
Davidson Pearce Group Limited....................     United Kingdom                 Omnicom UK Limited                     100%
Specialist Publications (UK) Limited.............     United Kingdom                 Omnicom UK Limited                     100%
The Anvil Consultancy Limited....................     United Kingdom                 Omnicom UK Limited                     100%
Premier Magazines Limited........................     United Kingdom                 Omnicom UK Limited                      75%
Macmillan Davies Advertising Ltd.................     United Kingdom                 Omnicom UK Limited                     100%
Hoare Wilkins Limited............................     United Kingdom                 Omnicom UK Limited                     100%
Colour Solutions Limited.........................     United Kingdom                 Omnicom UK Limited                     100%
BMP DDB Needham Worldwide Limited................     United Kingdom                 Omnicom UK Limited                      97%
Solutions in Media Limited.......................     United Kingdom                 Omnicom UK Limited                     100%
Macmillan Davies Consultants Ltd.................     United Kingdom                 Omnicom UK Limited                     100%
Paling Ellis Cognis Limited......................     United Kingdom                 Omnicom UK Limited                     100%
Headway, Home and Law Publishing Group Ltd.......     United Kingdom                 Omnicom UK Limited                     100%
Diversified Agency Services Limited..............     United Kingdom                     Registrant                         100%
The Computing Group Limited......................     United Kingdom           WWAV Rapp Collins Group Limited              100%
WWAV Rapp Collins Limited........................     United Kingdom           WWAV Rapp Collins Group Limited              100%
WWAV Rapp Collins North Limited..................     United Kingdom           WWAV Rapp Collins Group Limited              100%
HLB Limited......................................     United Kingdom           WWAV Rapp Collins Group Limited              100%
Hooton Schofield Limited.........................     United Kingdom           WWAV Rapp Collins Group Limited              100%
TBWA International Inc. .........................        Delaware                  TBWA International B.V.                  100%
TBWA Wolfe Freeman Advertising Inc. .............        Missouri                  TBWA Advertising, Inc.                    80%
TBWA Advertising, Inc. ..........................        New York                 TBWA International Inc.                   100%
TBWA/GBD Holdings, Inc...........................        New York                  TBWA Advertising, Inc.                   100%

                                                                                                                         Percentage
                                                                                                                         of Voting
                                                       Jurisdiction                                                      Securities
                                                            of                             Owning                         Owned by
                      Company                          Incorporation                       Entity                        Registrant
                     ---------                         -------------                      --------                      ------------
Beisler & Associates, Inc........................        New York                  TBWA Advertising, Inc.                   100%
GBB Advertising Co...............................        New York                  TBWA/GBD Holdings, Inc.                   51%
TBWA S.A. (Brussels).............................         Belgium                  TBWA International B.V.                  100%
TBWA Reklamebureau A/S...........................         Denmark                  TBWA International B.V.                   51%
TBWA S.A.........................................         France                   TBWA International B.V.                  100%
TBWA (Deutschland) Holding GmbH (Frankfurt)......         Germany                  TBWA International B.V.                  100%
Eurospace Media GmbH.............................         Germany        TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
TBWA Werbeagentur GmbH...........................         Germany        TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
TBWA Dusseldorf GmbH.............................         Germany                  TBWA Werbeagentur GmbH                   100%
Graf Bertel Buczek GmbH..........................         Germany                    GBB Advertising Co.                     51%
Producta/TBWA....................................         Greece                         Registrant                          51%
TBWA Italia SpA (Milan)..........................          Italy                   TBWA International B.V.                  100%
Group Services S.r.L.............................          Italy                   TBWA Italia SpA (Milan)                   99%
Ma.Ma.Fin S.r.L..................................          Italy                   TBWA Italia SpA (Milan)                  100%
Nadler & Larimer S.r.L (Milan)...................          Italy                      Ma.Ma.Fin S.r.L.                       60%
                                                                                   TBWA Italia SpA (Milan)                   40%
TBWA International B.V...........................       Netherlands                      Registrant                         100%
Multicom/TBWA Advertising .......................       Netherlands                     TBWA Groep BV                       100%
TBWA Campaign Company ...........................       Netherlands                     TBWA Groep BV                       100%
Direct Advertising Company B.V...................       Netherlands                     TBWA Groep BV                       100%
TISSA Holding B.V................................       Netherlands                TBWA International B.V.                  100%
TBWA Groep B.V...................................       Netherlands                   TISSA Holding BV                      100%
Hunt Lascaris TBWA Holdings (Pty) Ltd............      South Africa                TBWA International B.V.                   20%
                                                                                         Registrant                          40%
Hunt Lascaris TBWA FMC (Pty) Ltd.................      South Africa        Hunt Lascaris TBWA Holdings (Pty) Ltd.            60%
Hunt Lascaris TBWA Cape (Pty) Ltd................      South Africa        Hunt Lascaris TBWA Holdings (Pty) Ltd.            51%
TBWA Espana S.A..................................          Spain                   TBWA International B.V.                   80%
TBWA International A.G...........................       Switzerland                TBWA International B.V.                  100%
TBWA Holmes Knight Ritchie Ltd...................     United Kingdom             Floral Street Holdings Ltd.                100%
FSC Group Ltd....................................     United Kingdom           TBWA Holmes Knight Ritchie Ltd.              100%
Floral Street Holdings Ltd.......................     United Kingdom               TBWA International B.V.                  100%